UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 19, 2016

ROKWADER, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-51867	73-1731755
(Commission File Number)	(IRS Employer Identification No.)

15466 Los Gatos Blvd., #109-352	Los Gatos, California 95032
(Address of Principal Executive Offices)	(Zip Code)

(408) 221-6900
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause Rokwader, Inc.’s (“Rokwader”) actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe Rokwader’s future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. Rokwader’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, Rokwader undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Section 7- Regulation FD

Item 7.01 Regulation FD Disclosure

On February 19, 2016, Rokwader, Inc. (“Rokwader”) issued a press release announcing that it has established a subsidiary, the Acquisition Corporation (“AC"), and has authorized an initial investment in the subsidiary of up to $13 million, to acquire shares in the subsidiary. The proceeds invested in the subsidiary are intended to be used, in part, to acquire a leading express car wash operator with 11 locations (the “Platform"). The remaining proceeds will be used to acquire additional car wash sites and to grow the Platform.

A copy of the news release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

This disclosure does not constitute an offer to sell, or the solicitation to buy, any such security.

Section 9- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.
99.1 News Release dated February 19, 2016.

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: February 22, 2016	ROKWADER, INC.

By: /s/ Robert Wallace
	Name:	Robert Wallace, Chief Executive Officer